SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2021
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 14 – SUBSEQUENT EVENTS

GMP Notes

In January 2022, the Company entered into an Unsecured Convertible Note Purchase Agreement with GMP (the “Purchase Agreement”), pursuant to which the Company issued a convertible promissory note in the aggregate principal amount of $0.5 million (the “Note”), which Note is convertible into shares of the Company’s common stock, par value $0.01 per share (“Common Stock”). The Note and Purchase Agreement are both part of a series of a cumulative funding of upto $1.5 million in three equal monthly instalments. The Note was entered into as continuation of the relationship between the Company and GMP moving to formation of a joint venture.

The Purchase Agreements and the Notes contain identical terms to the securities purchase agreements (and promissory notes issued thereunder), to Golden Mountain Partners, LLC on October 25, 2021. (See Note 6). The Purchase Agreement requires the Company to use of the proceeds received under the Note to support payroll and development of OT-101.

JH Darbie Financing

Commencing July 2020 to March 2021, the Company entered into subscription agreements with certain accredited investors pursuant to the JH Darbie Financing, whereby the Company issued and sold a total of 100 Units, for total gross proceeds of approximately $5 million, pursuant to the JH Darbie Placement Agreement. (See Note 7)

In February 2022, the Company and all except one of the Investors agreed to extend the maturity date of the Notes from March 31, 2022, to March 31, 2023. In consideration for the extension of the Notes, the Company issued to the Investors an aggregate of 33,000,066 Oncotelic Warrants at a price of $0.15 per share of Company’s Common Stock. Each Investor will be entitled to receive 333,334 Oncotelic Warrants for each Unit purchased.

November/December 2021 Notes

In January 2022, three of the five note holders under the November and December 2021 Notes exercised their warrants to purchase shares of Common Stock of the Company on a cashless basis. As such, the Company issued the note holders 3,041,958 shares of Common Stock.

On March 29, 2022, the Company entered into a securities purchase agreement, note and issued warrants to purchase 1.250,000 shares of the Common Stock with one of the 5 institutional investors for an additional $250,000 of gross proceeds. The terms of the securities purchases agreements and notes are the same as those contained in the November/December 2021 agreements and notes, except with references to the conversion price of the notes increasing to $0.10 from $0.07 and the warrant exercise price to $0.20 from $0.13. For more information on the notes, refer to Note 6: November – December 2021 Financing of the Notes to the Consolidated Financial Statements.

JV with GMP Bio

The Company entered into a JV with Dragon Overseas Capital Limited (“Dragon Overseas”) and GMP Biotechnology Limited (“GMP Bio”), affiliates of GMP on March 31, 2022. GMP Bio will be owned by Dragon Overseas and the Company in a 55% to 45% ratio. Dragon Overseas will contribute about $28 million in cash and assets into GMP Bio and the Company will input the licenses for OT-101 for US and Ex-US rights into GMP Bio. GMP Bio will develop OT-101 for multiple oncology pharmaceutical indications. The Company is currently evaluating the accounting and reporting requirements for this transaction.

For more information on the JV, refer to our Current Report on form 8-K filed with the SEC on April 6, 2022.